SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2004

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15181	04-3363001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

82 Running Hill Road
South Portland, Maine 04106
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (207) 775-8100

Item 12. Results of Operations and Financial Condition
Signature
Ex-99.1 Press Release dated April 15, 2004
Ex-99.2 Non-GAAP Financial Measures

Item 12. Results of Operations and Financial Condition

     On April 15, 2004 we announced consolidated financial results for the quarter ended March 28, 2004. The press release announcing the results is included as Exhibit 99.1 to this report. Additional information about non-GAAP financial measures included in the press release is included in Exhibit 99.2. Each exhibit is incorporated herein by reference.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fairchild Semiconductor International, Inc.

Date: April 15, 2004	/s/ Robin A. Sawyer

Robin A. Sawyer
Vice President, Corporate Controller
(Principal Accounting Officer and Duly Authorized Officer)